EXHIBIT 23.1



                       INDEPENDENT AUDITORS' CONSENT




U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Ladies and Gentlemen:

     We consent to the use in this registration statement of Hampton Acquisition Corp. on Form 10-SB, Amendment No. 4 of our report dated
March 7, 2003, relating to the financial statements of Hampton Acquisition Corp., which appear in such Form 10-SB.


Very truly yours,



/s/ Lime & Co.
---------------------
Lim & Co.
Certified Public Accountants

Edison, New Jersey
June 16, 2003